                                                                   EXHIBIT 99(d)

                                                                       Preferred

                               GUARANTEE AGREEMENT

                                     BETWEEN

     SEMCO ENERGY, INC. (AS GUARANTOR) AND BANK ONE TRUST COMPANY, NATIONAL
                                  ASSOCIATION
                                  (AS TRUSTEE)

                            DATED AS OF JUNE 16, 2000

                               TABLE OF CONTENTS*

                                                                                                                PAGE
                                                                                                                ----
ARTICLE I  DEFINITIONS         ..............................................................................         1
   SECTION 1.01.                Definitions..................................................................         1
ARTICLE II  TRUST INDENTURE ACT..............................................................................         3
   SECTION 2.01.               Trust Indenture Act; Application..............................................         3
   SECTION 2.02.               Lists of Holders of Securities................................................         3
   SECTION 2.03.               Reports by the Trustee........................................................         4
   SECTION 2.04.               Periodic Reports to Trustee...................................................         4
   SECTION 2.05.               Evidence of Compliance with Conditions Precedent..............................         4
   SECTION 2.06.               Events of Default; Waiver.....................................................         4
   SECTION 2.07.               Event of Default; Notice......................................................         4
   SECTION 2.08.                Conflicting Interests........................................................         5
ARTICLE III  POWERS, DUTIES AND RIGHTS OF TRUSTEE............................................................         5
   SECTION 3.01.               Powers and Duties of the Trustee..............................................         5
   SECTION 3.02.               Certain Rights of Trustee.....................................................         6
   SECTION 3.03.               Compensation; Fees; Indemnity.................................................         8
ARTICLE IV  TRUSTEE            ..............................................................................         8
   SECTION 4.01.               Trustee; Eligibility..........................................................         8
   SECTION 4.02.               Appointment, Removal and Resignation of Trustee...............................         9
ARTICLE V  GUARANTEE           ..............................................................................         9
   SECTION 5.01.               Guarantee.....................................................................         9
   SECTION 5.02.               Waiver of Notice and Demand...................................................         9
   SECTION 5.03.               Obligations Not Affected......................................................        10
   SECTION 5.04.               Rights of Holders.............................................................        10
   SECTION 5.05.               Guarantee of Payment..........................................................        11
   SECTION 5.06.               Subrogation...................................................................        11
   SECTION 5.07.               Independent Obligations.......................................................        11
ARTICLE VI  SUBORDINATION      ..............................................................................        11
   SECTION 6.01.               Subordination.................................................................        11
ARTICLE VII  LIMITATIONS OF TRANSACTIONS; RANKING
   SECTION 7.01                Limitation of Transactions....................................................
ARTICLE VIII  TERMINATION      ..............................................................................        12
   SECTION 8.01.               Termination...................................................................        12
ARTICLE IX  MISCELLANEOUS      ..............................................................................        12
   SECTION 9.01.               Successors and Assigns........................................................        12
   SECTION 9.02.               Amendments....................................................................        12
   SECTION 9.03.               Notices.......................................................................        12
   SECTION 9.04.               Benefit.......................................................................        13
   SECTION 9.05.               Interpretation................................................................        13
   SECTION 9.06.               Governing Law.................................................................        14

----------
* This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

                             CROSS-REFERENCE TABLE*

SECTION OF                                                                                                       SECTION OF
TRUST INDENTURE ACT                                                                                               GUARANTEE
OF 1939, AS AMENDED                                                                                               AGREEMENT
-------------------                                                                                               ---------
310(a).................................................................................................            4.01(a)
310(b).................................................................................................      4.01(c), 2.08
310(c).................................................................................................       Inapplicable
311(a).................................................................................................            2.02(b)
311(b).................................................................................................            2.02(b)
311(c).................................................................................................       Inapplicable
312(a).................................................................................................            2.02(a)
312(b).................................................................................................            2.02(b)
313....................................................................................................               2.03
314(a).................................................................................................               2.04
314(b).................................................................................................       Inapplicable
314(c).................................................................................................               2.05
314(d).................................................................................................       Inapplicable
314(e).................................................................................................   1.01, 2.05, 3.02
314(f).................................................................................................         2.01, 3.02
315(a).................................................................................................            3.01(d)
315(b).................................................................................................               2.07
315(c).................................................................................................               3.01
315(d).................................................................................................            3.01(d)
315(e).................................................................................................       Inapplicable
316(a).................................................................................................    5.04(iii), 2.06
316(b).................................................................................................               5.04
316(c).................................................................................................               2.02
317(a).................................................................................................           5.04(ii)
317(b).................................................................................................       Inapplicable
318(a).................................................................................................            2.01(b)
318(b).................................................................................................               2.01
318(c).................................................................................................            2.01(a)

----------


* This Cross-Reference Table does not constitute part of the Guarantee Agreement and shall not affect the interpretation of any of its terms or provisions.

                               GUARANTEE AGREEMENT

         This GUARANTEE AGREEMENT ("Guarantee Agreement"), dated as of June 16, 2000 is executed and delivered by SEMCO ENERGY, INC., a Michigan corporation (the "Guarantor"), and Bank One Trust Company, National Association, a national banking association, as trustee (the "Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Trust Preferred Securities (as defined herein) of SEMCO CAPITAL TRUST II, a Delaware statutory business trust (the "Trust").

         WHEREAS, pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of June 16, 2000, among the Trustee, the other Trustees named therein, and SEMCO Energy, Inc., as Depositor, and the holders of undivided beneficial interests in the assets of the Trust, the Trust is issuing as of the date hereof $90,000,000 aggregate liquidation amount of its 9% Trust Preferred Securities (the "Trust Preferred Securities") representing preferred undivided beneficial interests in the assets of the Trust and having the terms set forth in the Trust Agreement;

         WHEREAS, the Trust Preferred Securities will be issued by the Trust and the proceeds thereof will be used to purchase Senior Deferrable Notes (as defined in the Trust Agreement) of the Guarantor, which will be held by the Trust as trust assets; and

         WHEREAS, as incentive for the Holders to purchase the Trust Preferred Securities, the Guarantor desires to irrevocably and unconditionally agree, to the extent set forth herein, to pay to the Holders the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein.

         WHEREAS, the Guarantor is also executing and delivering a guarantee agreement (the "Common Securities Guarantee") in substantially identical terms to this Guarantee for the benefit of the holders of the Common Securities (as defined herein), except that if an Event of Default (as defined in the Trust Agreement), has occurred and is continuing, the rights of holders of the Common Securities to receive Guarantee Payments under the Common Securities Guarantee are subordinated to the rights of the Holders to receive Guarantee Payments under this Guarantee.

         NOW, THEREFORE, in consideration of the payment for Trust Preferred Securities by each Holder thereof, which payment the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee Agreement for the benefit of the Holders from time to time of the Trust Preferred Securities.

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. Definitions

         As used in this Guarantee Agreement, the terms set forth below shall, unless the context otherwise requires, have the following meanings. Capitalized or otherwise defined terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement as in effect on the date hereof.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Common Securities" means the securities representing common undivided beneficial interests in the assets of the Trust.

         "Event of Default" means a failure by the Guarantor to perform any of its payment obligations under this Guarantee Agreement.

         "Guarantee Payments" shall mean the following payments or distributions, without duplication, with respect to the Trust Preferred Securities, to the extent not paid or made by or on behalf of the Trust: (i) any accrued and unpaid distributions which are required to be paid on such Trust Preferred Securities but if and only if and to the extent the Trust has funds legally and immediately available therefor to make such payment; (ii) the redemption price, including all accrued and unpaid distributions to the date of redemption (the "Redemption Price"), with respect to the Trust Preferred Securities in respect of which the Senior Deferrable Notes have been redeemed by the Guarantor upon the occurrence of a Tax Event Redemption but if and only if and to the extent that the Trust has funds legally and immediately available therefor sufficient to make such payment; and (iii) upon a voluntary or involuntary dissolution, winding-up or termination of the Trust (other than in connection with the distribution of Senior Deferrable Notes to the holders of Trust Securities or the redemption of all of the Trust Preferred Securities), the lesser of (a) the aggregate of the liquidation amount and all accrued and unpaid distributions on the Trust Preferred Securities to the date of payment, to the extent the Trust has funds legally and immediately available therefor, and (b) the amount of assets of the Trust remaining available for distribution to Holders in liquidation of the Trust (in either case, the "Liquidation Distribution"). If an event of default under the Indenture has occurred and is continuing, the rights of holders of the Common Securities to receive payments under the Common Securities Guarantee Agreement are subordinated to the rights of Holders to receive Guarantee Payments.

         "Holder" shall mean any holder, as registered on the books and records of the Trust, of any Trust Preferred Securities; provided, however, that in determining whether the holders of the requisite percentage of Trust Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor or any Affiliate of the Guarantor.

         "Indenture" means the Indenture, dated as of October 23, 1998, among the Guarantor, as issuer, and Bank One Trust Company, National Association, as trustee, as supplemented by the Supplemental Indenture between the Guarantor and Bank One Trust Company, National Association as trustee.

         "Majority in liquidation amount of Trust Preferred Securities" means a vote by Holder(s) of Trust Preferred Securities, voting separately as a class, of more than 50% of the liquidation amount of all Trust Preferred Securities outstanding at the time of determination.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor, and delivered to the Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee Agreement shall include:

         (a) a statement that each officer signing the Officers' Certificate has read such covenant or condition and the definitions herein relating thereto;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in the Officers' Certificate are based;

         (c) a statement that, in the opinion of each such officer, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Responsible Officer" means, with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Senior Trust Officer, Trust Officer or Assistant Trust Officer or any other officer of the Corporate Trust Department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Senior Deferrable Notes" means the 9% Senior Deferrable Notes of the Guarantor due August 16, 2005.

         "Successor Trustee" means a successor Trustee possessing the qualifications to act as Trustee under Section 4.01.

         "Supplemental Indenture" means the First Supplemental Indenture, dated as of June 16, 2000 to the Indenture.

         "Tax Event Redemption" has the same meaning as defined in Annex I to the Trust Agreement.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

         "Trust Securities" means the Trust Preferred Securities and the Trust Common Securities.

         "Trustee" means Bank One Trust Company, National Association until a Successor Trustee has been appointed and has accepted such appointment pursuant to the terms of this Guarantee Agreement and thereafter means each such Successor Trustee.


                                   ARTICLE II

                               TRUST INDENTURE ACT

         SECTION 2.01. Trust Indenture Act; Application.

         (a) This Guarantee Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Guarantee Agreement and shall, to the extent applicable, be governed by such provisions; and

         (b) If and to the extent that any provision of this Guarantee Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         SECTION 2.02. Lists of Holders of Securities; Record Date.

         (a) The Guarantor shall furnish or cause to be furnished to the Trustee
(a) semiannually, not later than June 1 and December 1 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of a date not more than 15 days prior to the time such list is furnished, and (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Guarantor of any such request, a List of Holders as of a date not more than 15 days prior to the time such list is furnished; provided that, the Guarantor shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Trustee by the Guarantor or at any time the Trustee is the Securities Registrar under the Trust Agreement. The Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Trustee shall comply with its obligations under Sections 311(a), 311(b), 312(b) and 316(c) of the Trust Indenture Act.

         SECTION 2.03. Reports by the Trustee

Within 60 days after May 15 of each year commencing May 15, 2001, the Trustee shall provide to the Holders of the Trust Preferred Securities such reports as are required by Section 313(a) and (b) of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Trustee shall also comply with the other requirements of Section 313 of the Trust Indenture Act.

         SECTION 2.04. Periodic Reports to Trustee

         The Guarantor shall provide to the Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act, and shall provide, within 120 days after the end of each fiscal year of the Guarantor, the compliance certificate required by Section 314(a)(4) of the Trust Indenture Act in the form and in the manner required by such Section.

         SECTION 2.05. Evidence of Compliance with Conditions  Precedent

         The Guarantor shall provide to the Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Guarantee Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

         SECTION 2.06. Events of Default; Waiver

         The Holders of a Majority in liquidation amount of Trust Preferred Securities may, by vote, on behalf of all of the Holders, waive any past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured and not to have existed, for every purpose of this Guarantee Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 2.07. Event of Default; Notice.

         (a) The Trustee shall, within 90 days after the occurrence of an Event of Default actually known to the Trustee, transmit by mail, first class postage prepaid, to the Holders, notices of all such Events of Default, unless such defaults have been cured before the giving of such notice, provided that the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

         (b) The Trustee shall not be deemed to have knowledge of any Event of Default unless the Trustee shall have received written notice, or a Responsible Officer charged with the administration of the Trust Agreement shall have obtained written notice, of such Event of Default.

         SECTION 2.08. Conflicting Interests

         The Trust Agreement shall be deemed to be specifically described in this Guarantee Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                                   ARTICLE III

                      POWERS, DUTIES AND RIGHTS OF TRUSTEE

         SECTION 3.01. Powers and Duties of the Trustee.

         (a) This Guarantee Agreement shall be held by the Trustee for the benefit of the Holders, and the Trustee shall not transfer this Guarantee Agreement to any Person except the Trustee shall assign rights hereunder to a Holder to the extent such assignment is necessary to exercise such Holder's rights pursuant to Section 5.04 or to a Successor Trustee upon acceptance by such Successor Trustee of its appointment to act as Successor Trustee. The right, title and interest of the Trustee shall automatically vest in any Successor Trustee, and such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Trustee.

         (b) If an Event of Default has occurred and is continuing, the Trustee shall enforce this Guarantee Agreement for the benefit of the Holders.

         (c) The Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Guarantee Agreement, and no implied covenants shall be read into this Guarantee Agreement against the Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Trustee shall exercise such of the rights and powers vested in it by this Guarantee Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (d) No provision of this Guarantee Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                 (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                          (A) the duties and obligations of the Trustee shall be
                 determined solely by the express provisions of this Guarantee Agreement, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee Agreement; and

                          (B) in the absence of bad faith on the part of the
                 Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Guarantee Agreement; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Guarantee Agreement;

                 (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

                 (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in liquidation amount of the Trust Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Guarantee Agreement; and

                 (iv) no provision of this Guarantee Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Guarantee Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 3.02. Certain Rights of Trustee.

         (a) Subject to the provisions of Section 3.01:

                 (i) the Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                 (ii) any direction or act of the Guarantor contemplated by this Guarantee Agreement shall be sufficiently evidenced by an Officers' Certificate;

                 (iii) whenever, in the administration of this Guarantee Agreement, the Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Guarantor;

                 (iv) the Trustee may consult with counsel of its choice, and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Guarantor or any of its Affiliates and may include any of its employees; the Trustee shall have the right at any time to seek instructions concerning the administration of this Guarantee Agreement from any court of competent jurisdiction;

                 (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Guarantee Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Trustee such adequate security and indemnity as would satisfy a reasonable person in the position of the Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Trustee; provided that nothing contained in this
          Section 3.02(a)(v) shall be taken to relieve the Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Guarantee Agreement;

                 (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                 (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                 (viii) whenever in the administration of this Guarantee Agreement the Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Trustee (i) may request instructions from the Holders, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and
          (iii) shall be protected in acting in accordance with such instructions.

         (b) No provision of this Guarantee Agreement shall be deemed to impose any duty or obligation on the Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Trustee shall be construed to be a duty.

         SECTION 3.03. Compensation; Fees; Indemnity.

         The Guarantor agrees:

         (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided herein, to reimburse the Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Guarantee Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (c) to indemnify the Trustee for, and to hold the Trustee harmless against, any and all loss, damage, claims, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Guarantee Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The provisions of this Section 3.03 shall survive the termination of this Guarantee Agreement or the registration or removal of the Trustee.

                                   ARTICLE IV

                                     TRUSTEE

         SECTION 4.01. Trustee; Eligibility.

         (a) There shall at all times be a Trustee which shall:

                 (i) not be an Affiliate of the Guarantor; and

                 (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Securities and Exchange Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section 4.01(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Trustee shall cease to be eligible to so act under Section 4.01(a), the Trustee shall immediately resign in the manner and with the effect set out in Section 4.02(c).

         (c) If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act, subject to the rights of the Trustee under the penultimate paragraph thereof.

         SECTION 4.02. Appointment, Removal and Resignation of Trustee.

         (a) Subject to Section 4.02(b), the Trustee may be appointed or removed without cause at any time by the Guarantor.

         (b) The Trustee shall not be removed until a Successor Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Trustee and delivered to the Guarantor.

         (c) The Trustee appointed to office shall hold office until a Successor Trustee shall have been appointed or until its removal or resignation. The Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Trustee has been appointed and has accepted such appointment by instrument in writing executed by such Successor Trustee and delivered to the Guarantor and the resigning Trustee.

         (d) If no Successor Trustee shall have been appointed and accepted appointment as provided in this Section 4.02 within 60 days after delivery to the Guarantor of an instrument of resignation, the resigning Trustee may petition any court of competent jurisdiction for appointment of a Successor Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Trustee.

                                    ARTICLE V

                                    GUARANTEE

         SECTION 5.01. Guarantee

         The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by or on behalf of the Trust), as and when due, regardless of any defense, right of set-off or counterclaim which the Guarantor may have or assert against any person. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Trust to pay such amounts to the Holders.

         SECTION 5.02. Waiver of Notice and Demand

         The Guarantor hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Trust or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

         SECTION 5.03. Obligations Not Affected

         The obligation of the Guarantor to make the Guarantee Payments under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

         (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Trust of any express or implied agreement, covenant, term or condition relating to the Trust Preferred Securities to be performed or observed by the Trust;

         (b) the extension of time for the payment by the Trust of all or any portion of the Distributions, Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Trust Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Trust Preferred Securities; provided, however, that if the Guarantor has exercised its right under Section 2.8 of the Supplemental Indenture to defer the interest payments on the Senior Deferrable Notes, the Guarantor shall have no obligation hereunder until the expiration of the Applicable Extension Period (as defined in the Supplemental Indenture);

         (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Trust Preferred Securities, or any action on the part of the Trust granting indulgence or extension of any kind;

         (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust;

         (e) any invalidity of, or defect or deficiency in, the Trust Preferred Securities;

         (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

         (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 5.03 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

         There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

         SECTION 5.04. Rights of Holders

         The Guarantor expressly acknowledges that: (i) this Guarantee Agreement will be deposited with the Trustee to be held for the benefit of the Holders;
(ii) the Trustee has the right to enforce this Guarantee Agreement on behalf of the Holders; (iii) the Holders of a Majority in liquidation amount of the Trust Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee in respect of this Guarantee Agreement or to direct the exercise of any trust or power conferred upon the Trustee under this Guarantee Agreement, provided that such direction shall not be in conflict with any rule of law or with this Guarantee Agreement, and could not involve the Trustee in personal liability in circumstances where reasonable indemnity would not be adequate; (iv) any Holder may institute a legal proceeding directly against the Guarantor to enforce its rights under this Guarantee Agreement, without first instituting a legal proceeding against or requesting or directing that action be taken by the Trustee or any other person; it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Guarantee Agreement to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Guarantee Agreement, except in the manner herein provided and for the equal and ratable benefit of all of such Holders; and (v) the Holders have those rights set forth in Section 316(b) of the Trust Indenture Act.

         SECTION 5.05. Guarantee of Payment

         This Guarantee Agreement creates a guarantee of payment and not of collection. This Guarantee Agreement will not be discharged except by payment of the Guarantee Payments in full (without duplication) or upon the distribution of Senior Deferrable Notes to the Holders in exchange for all of the Trust Preferred Securities.

         SECTION 5.06. Subrogation

         The Guarantor shall be subrogated to all (if any) rights of the Holders against the Trust in respect of any amounts paid to the Holders by the Guarantor under this Guarantee Agreement; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee Agreement, if, at the time of any such payment, any amounts of Guarantee Payments are due and unpaid under this Guarantee Agreement. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

         SECTION 5.07. Independent Obligations

         The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Trust with respect to the Trust Preferred Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections
(a) through (g), inclusive, of Section 5.03 hereof.


                                   ARTICLE VI

                                  SUBORDINATION

         SECTION 6.01. Subordination

         This Guarantee Agreement will constitute a Deferrable obligation of the Guarantor and will rank (i) subordinate and junior in right of payment to all other liabilities of the Guarantor, including the Senior Deferrable Notes, except those obligations or liabilities made pari passu or subordinate by their terms, (ii) pari passu with the most senior Deferrable obligations now or hereafter issued or guaranteed by the Guarantor, and (iii) senior to all common stock of the Guarantor.

                                   ARTICLE VII

                       LIMITATION OF TRANSACTIONS; RANKING


         SECTION 7.01  Limitation of Transactions

         So long as any Trust Preferred Securities issued by the Trust remain outstanding, if there shall have occurred an Event of Default or an Event of Default under the Trust Agreement or this Guarantee Agreement and written notice of such Event of Default has been given to the Guarantor, then the Guarantor shall not (a) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities that rank junior to the Senior Deferrable Notes in the right of payment issued by the Guarantor, or (b) make any guarantee payments with respect to any guarantee by the Guarantor of any securities of any of its subsidiaries if such guarantee ranks junior to the Senior Deferrable Notes in right of payment or (c) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Guarantor's capital stock, except for or as a result of dividends or distributions in, or options, warrants or rights to subscribe for or purchase, the Guarantor's common stock; any declaration of a dividend in connection with the implementation of a shareholder's rights plan, or the issuance of shares under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; a reclassification of the Guarantor's capital stock solely into shares of one or more classes or series of the Guarantor's capital stock; or the exchange or conversion of one class or series of the Guarantor's capital stock for or into another class or series of the Guarantor's capital stock; the purchase of fractional interests in shares of the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; and the purchase of the Guarantor's common stock in connection with the Guarantor's normal course issuer bid-purchases for the satisfaction by the Guarantor of its obligations under any benefit plans for the Guarantor and the Guarantor's subsidiaries' directors, officers or employees of the Guarantor's dividend reinvestment plans.

                                  ARTICLE VIII

                                   TERMINATION

         SECTION 8.01. Termination

         This Guarantee Agreement shall terminate and be of no further force and effect upon: (i) full payment of the Redemption Price of all Trust Preferred Securities in the case that the Guarantor repurchases all of the Senior Deferrable Notes upon the occurrence of a Tax Event Redemption, (ii) the distribution of Senior Deferrable Notes to the Holders in exchange for all of the Trust Preferred Securities, or (iii) full payment of the amounts payable in accordance with the Trust Agreement upon liquidation of the Trust. Notwithstanding the foregoing, this Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder must restore payment of any sums paid with respect to Trust Preferred Securities or under this Guarantee Agreement.


                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.01. Successors and Assigns

         All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders then outstanding. Except in connection with a consolidation, merger, conveyance, transfer, or lease involving the Guarantor that is permitted under Article Eight of the Indenture, the Guarantor shall not assign its obligations hereunder.

         SECTION 9.02. Amendments

         Except with respect to any changes which do not materially and adversely affect the rights of Holders (in which case no consent of Holders will be required), this Guarantee Agreement may only be amended with the prior approval of the Holders of a Majority in liquidation amount of Trust Preferred Securities. The provisions of Article Six of the Trust Agreement concerning meetings of Holders shall apply to the giving of such approval.

         SECTION 9.03. Notices

         Any notice, request or other communication required or permitted to be given hereunder shall be in writing, duly signed by the party giving such notice, and delivered, telecopied or mailed by first class mail as follows:

         (a) if given to the Guarantor, to the address set forth below or such other address as the Guarantor may give notice of to the Trustee and the
Holders:

         SEMCO Energy, Inc.
         405 Water Street
         Port Huron, Michigan 48060

         (b) if given to the Trust, in care of the Trustee, or to the Trustee at the Trust's (and the Trustee's) address set forth below or such other address as the Trustee on behalf of the Trust may give notice of to the Holders:

         Bank One Trust Company, National Association
         Corporate Trust Administration,
         11th Floor, Suite MI1-8110
         611 Woodward Avenue
         Detroit, Michigan 48226


         with a copy, in the case of a notice to the Trust (other than a notice from the Guarantor), to the Guarantor.

         (c) if given to any Holder, at the address set forth on the books and records of the Trust.

         All notices hereunder shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 9.04. Benefit

         This Guarantee Agreement is solely for the benefit of the Holders and, subject to Section 3.01(a), is not separately transferable from the Trust Preferred Securities.

         SECTION 9.05. Interpretation

         In this Guarantee Agreement, unless the context otherwise requires:

         (a) capitalized terms used in this Guarantee Agreement but not defined in the preamble hereto have the respective meanings assigned to them in Section 1.01;

         (b) a term defined anywhere in this Guarantee Agreement has the same meaning throughout;

         (c) all references to "the Guarantee Agreement" or "this Guarantee Agreement" are to this Guarantee Agreement as modified, supplemented or amended from time to time;

         (d) all references in this Guarantee Agreement to Articles and Sections are to Articles and Sections of this Guarantee Agreement unless otherwise specified;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Guarantee Agreement unless otherwise defined in this Guarantee Agreement or unless the context otherwise requires;

         (f) a reference to the singular includes the plural and vice versa; and

         (g) the masculine, feminine or neuter genders used herein shall include the masculine, feminine and neuter genders.

         SECTION 9.06. Governing Law.

         THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS GUARANTEE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT

IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTEE AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. THE GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS GUARANTEE AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         THIS GUARANTEE AGREEMENT is executed as of the day and year first above written.

                                          SEMCO ENERGY, INC.


                                          By:
                                             -----------------------------------
                                          Name:     William L. Johnson
                                          Title:    Chairman of the Board and
                                                    Chief Executive Officer

                                          BANK ONE TRUST COMPANY, National
                                          Association, as Trustee


                                          By:
                                             -----------------------------------
                                          Name:     Ernest J. Peck
                                          Title:    Vice President

                     AMENDMENT NO. 1 TO GUARANTEE AGREEMENT


         This Amendment No. 1 to GUARANTEE AGREEMENT, dated as of July 26, 2000, is executed and delivered by SEMCO ENERGY, INC., a Michigan corporation (the "Guarantor") and Bank One Trust Company, National Association, a national banking association, as trustee (the "Trustee") as of July 26, 2000, for the benefit of the Holders (as defined in the Guarantee Agreement hereinafter defined) from time to time of the Trust Preferred Securities (as defined in the Guarantee Agreement hereinafter defined) of SEMCO CAPITAL TRUST II, a Delaware statutory business trust (the "Trust").

         WHEREAS, On June 16, 2000 the Guarantor entered into a Guarantee Agreement (the "Guarantee Agreement") under which it irrevocably and unconditionally agreed, to the extent set forth therein, to pay to the Holders the Guarantee Payments (as defined in the Guarantee Agreement) and to make certain other payments on the terms and conditions set forth therein.

         WHEREAS as of this date, the Trust is issuing $11,000,000 additional liquidation amount of 9% Trust Preferred Securities (the "Additional Securities") representing undivided beneficial interests in the assets of the Trust;

         WHEREAS the Guarantor desires that all the provisions of the Guarantee Agreement be applicable to the Additional Securities.

         NOW THEREFORE the Guarantor executes and delivers this Amendment to Guarantee Agreement for the benefit of the Holders from time to time of the 9% Trust Preferred Securities.

                                    Article I

Additional Guarantee

         All of the provisions of the Guarantee Agreement, including Article V thereof containing the Guarantee, shall apply with like force and effect to the Additional Securities.

                                   Article II

Miscellaneous

         2.1 This Amendment No. 1 shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

         2.2 This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         THIS AMENDED GUARANTEE AGREEMENT is executed as of the day and year first above written.

                                            SEMCO ENERGY, INC.

                                            By:
                                                 -------------------------------
                                            Name:    William L. Johnson
                                            Title:   Chairman of the Board and
                                                     Chief Executive Officer